UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: May 9, 2012

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (818) 879-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.	Other Events.

Item 8.01.	Other Events.

On May 9, 2012, Dole is mailing to its stockholders the notice attached hereto as Exhibit 99.1. Per the notice, in order to permit maximum participation in person by Dole’s directors and executive officers, Dole’s 2012 Annual Meeting of Stockholders has been postponed by three business days, and will be held on Tuesday, May 29, 2012, at 1:00 p.m. local time, at Dole World Headquarters, One Dole Drive, Westlake Village, California, instead of Thursday, May 24, 2012, as previously announced..

Section 9.	Financial Statement and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

99.1	Notice to stockholders re three business day postponement in annual meeting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 9, 2012	DOLE FOOD COMPANY, INC.
REGISTRANT

	By:	/s/ C. Michael Carter
C. Michael Carter
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Notice to stockholders re three business day postponement in annual meeting date.

4